ASSIGNMENT

WHEREAS we, Thomas S. Hartwick; David Goodson, Richard F. Rutkowski, Geoff Osler, and Christopher A. Wiklof (hereinafter "ASSIGNORS"), having mailing addresses of 10510 196th Street, SE, Snohomish, Washington 98296; 398 Dungeness Meadows, Sequim, Washington 98382; 3125 E. Laurelhurst Drive NE, Seattle, Washington 98105; 3828 49th Ave. NE, Seattle, Washington 98105; and 3531 99th Street SE, Everett, Washington 98208, respectively, are the joint inventors of the invention(s) disclosed in an application for United States letters patent entitled, SYSTEM AND APPARATUS FOR APPLYING AN ELECTRIC FIELD TO A COMBUSTION VOLUME, filed April 1, 2010, and allotted United States Patent Application No. ___________; and

WHEREAS, ClearSign Combustion Corporation (hereinafter "ASSIGNEE"), a juristic entity of the State of Washington, having a principle place of business at 12201 Tukwila International Blvd., Suite 100, Seattle, Washington 98168, is desirous of acquiring the entire right, title, and interest in and to the invention(s), application(s), and/or any letters patent(s) that may be granted therefor in the United States and in any and all foreign countries;

NOW, THEREFORE, in exchange for good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNORS hereby sell, assign, and transfer unto said ASSIGNEE the entire right, title, and interest in and to said invention(s), said application(s), including any and all nonprovisional application(s) for letters patent claiming priority thereto, and any and all letters patent(s) which may be granted therefor in the United States of America and its territorial possessions and in any and all foreign countries, and in any and all divisional, reissue, continuation, continuation-in-part, and substitute application(s) thereof, including the right to file any foreign application(s) directly in the name of ASSIGNEE and to claim priority rights deriving from said United States application(s) to which said foreign application(s) are entitled by virtue of international convention, treaty, or otherwise, said invention(s), application(s) and any and all letters patent(s) granted therefor to be held and enjoyed

been held and enjoyed by ASSIGNORS had this assignment, transfer, and sale not been made;

ASSIGNORS hereby authorize and request the Director of the United States Patent and Trademark Office to issue any and all letters patent(s) on said invention(s) to ASSIGNEE;

ASSIGNORS hereby covenant that no assignment, sale, agreement, or encumbrance has been or will be made which would conflict with this assignment;

ASSIGNORS further transfer and assign to ASSIGNEE all causes of action, rights, and remedies arising under any such application(s) for United States and/or foreign letters patent(s) on said invention(s) prior to or after the effective date of this Assignment; and

ASSIGNORS agree to execute all instruments and documents required for the making and prosecution of applications for any and all application(s) for United States and/or foreign letters patent(s) on said invention(s), for litigation regarding any and all application(s) and/or letters patent(s), and/or for the purpose of protecting title to said invention(s), application(s), and/or letters patent(s) therefor.

Thomas S. Hartwick

Thomas S. Hartwick

SEPT. 21, 2010

DATE

I hereby declare that I was personally present and did see ASSIGNOR, who is personally known to me to be the person named above, duly sign and execute this Assignment document on this 21 day of SEPTEMBER, 2010, of his/her own free will for the purpose expressed therein at the following location: SNOHOMISH, WA.

WITNESS

Name: Alberta E. HARTWICK Signature: Alberta E. Hartwick

David Goodson DATE 9/20/2010

I hereby declare that I was personally present and did see ASSIGNOR, who is personally known to me to be the person named above, duly sign and execute this Assignment document on this 20th day of September, 2010, of his/her own free will for the purpose expressed therein at the following location:

______________________.

WITNESS

Name: GEOFF OSLER Signature: ______________

Richard F. Rutkowski

9/20/2010
DATE

I hereby declare that I was personally present and did see ASSIGNOR, who is personally known to me to be the person named above, duly sign and execute this Assignment document on this 20th day of September, 2010, of his/her own free will for the purpose expressed therein at the following location:
3125 E. LAKECREST DR SEATTLE

WITNESS

Name: George Osler

Signature:

Geoff Osler DATE 9/20/10

I hereby declare that I was personally present and did see ASSIGNOR, who is personally known to me to be the person named above, duly sign and execute this Assignment document on this 20th day of September, 2010, of his/her own free will for the purpose expressed therein at the following location: 3828 49th Ave NE, Seattle

WITNESS

Name: Kathy Osler Signature: K. Osler

Christopher A. Wiklof

10/18/2010
DATE

I hereby declare that I was personally present and did see ASSIGNOR, who is personally known to me to be the person named above, duly sign and execute this Assignment document on this 18th day of October, 2010, of his/her own free will for the purpose expressed therein at the following location: Bellevue, WA.

WITNESS

Name: Rimma N. Oks

Signature: ______________